"000000000016778184095502232006"

PROMISSORY NOTE

Borrower: Omnicity, Incorporated
201 W 103rd Street, Suite 200
Indianapolis, IN 46290

Lender: STAR Financial Bank
735 Main St
PO Box 151600
Anderson, IN 46015-1600

Principal Amount: $204,000.00 **Interest Rate: 8.600%** **Date of Note: February 23, 2006**

PROMISE TO PAY. Omnicity, Incorporated ("Borrower") promises to pay to STAR Financial Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Four Thousand & 00/100 Dollars ($204,000.00), together with interest at the rate of 8.600% per annum on the unpaid principal balance from February 23, 2006, until paid in full.

PAYMENT. Borrower will pay this loan in 60 payments of $4,208.13 each payment. Borrower's first payment is due March 25, 2006, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on February 25, 2011, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs; then to any late charges; then to any accrued unpaid interest; and then to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: STAR Financial Bank, 735 Main Street Anderson, IN 46015-1600.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged **5.000% of the unpaid portion of the regularly scheduled payment or $1,500.00, whichever is less.**

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note 4.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount. Under all circumstances, the indebtedness will be repaid without relief from any Indiana or other valuation and appraisement laws.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including without limitation all attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Indiana without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Indiana.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $20.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in

the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by collateral described in a Commercial Security Agreement dated February 23, 2006. Resolution # G9-2006 dated February 6, 2006 from Indiana Finance Authority showing approval and terms of 75% guarantee of this loan from Indiana Finance Authority.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

OMNICITY, INCORPORATED

By: Michael Earley CEO

Michael Earley, CEO of Omnicity, Incorporated

"00000000001677818411000223200S"

SUBORDINATION AGREEMENT

Borrower: Omnicity, Incorporated
201 W 103rd Street, Suite 200
Indianapolis, IN 46290

Lender: STAR Financial Bank
735 Main St
PO Box 151600
Anderson, IN 46015-1600

Creditor: Harris Family Limited Partnership FLP
P O Box 37
Zionsville, IN 46077

THIS SUBORDINATION AGREEMENT dated February 23, 2006, is made and executed among Omnicity, Incorporated; 201 W 103rd Street, Suite 200; Indianapolis, IN 46290 ("Borrower"); Harris Family Limited Partnership FLP, P O Box 37, Zionsville, IN 46077 ("Creditor"); and STAR Financial Bank, 735 Main St, PO Box 151600, Anderson, IN 46015-1600 ("Lender").

CURRENT INDEBTEDNESS OWING TO CREDITOR. As of the date of this Agreement, Borrower is indebted to Creditor in the aggregate amount of $100,000.00. This amount is the total indebtedness of every kind from Borrower to Creditor.

REQUESTED FINANCIAL ACCOMMODATIONS. Creditor and Borrower each want Lender to provide financial accommodations to Borrower in the form of (A) new credit or loan advances, (B) an extension of time to pay or other compromises regarding all or part of Borrower's present indebtedness to Lender, or (C) other benefits to Borrower. Borrower and Creditor each represent and acknowledge to Lender that Creditor will benefit as a result of these financial accommodations from Lender to Borrower, and Creditor acknowledges receipt of valuable consideration for entering into this Agreement. **Based on the representations and acknowledgments contained in this Agreement, Borrower and Creditor agree with Lender as follows:**

SUBORDINATED INDEBTEDNESS. The words "Subordinated Indebtedness" as used in this Agreement mean the following specific indebtedness from Borrower to Creditor, including all renewals, extensions, modifications and substitutions for the indebtedness, including principal, interest, and all costs and attorneys' fees, relating to the indebtedness: $75,000.00.

SUPERIOR INDEBTEDNESS. The words "Superior Indebtedness" as used in this Agreement mean and include all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be now or hereafter owing from Borrower to Lender. The term "Superior Indebtedness" is used in its broadest sense and includes without limitation all principal, all interest, all costs, attorneys' fees, all sums paid for the purpose of protecting Lender's rights in security (such as paying for insurance on collateral if the owner fails to do so), all contingent obligations of Borrower (such as a guaranty), all obligations arising by reason of Borrower's accounts with Lender (such as an overdraft on a checking account), and all other obligations of Borrower to Lender, secured or unsecured, of any nature whatsoever.

SUBORDINATION. All Subordinated Indebtedness of Borrower to Creditor is and shall be subordinated in all respects to all Superior Indebtedness of Borrower to Lender. If Creditor holds one or more Security Interests, whether now existing or hereafter acquired, in any of Borrower's real property or personal property, Creditor also subordinates all Creditor's Security Interests to all Security Interests held by Lender, whether now existing or hereafter acquired.

PAYMENTS TO CREDITOR. Except as provided below, Borrower will not make and Creditor will not accept, at any time while any Superior Indebtedness is owing to Lender, (A) any payment upon any Subordinated Indebtedness, (B) any advance, transfer, or assignment of assets to Creditor in any form whatsoever that would reduce at any time or in any way the amount of Subordinated Indebtedness, or (C) any transfer of any assets as security for the Subordinated Indebtedness. Notwithstanding the foregoing, Borrower may make regularly scheduled payments of interest only to Creditor so long as Borrower is not in default under any agreement between Lender and Borrower. Creditor may not accelerate any amounts owed to Creditor without Lender's prior written consent.

In the event of any distribution, division, or application, whether partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of Borrower's assets, or the proceeds of Borrower's assets, in whatever form, to creditors of Borrower or upon any indebtedness of Borrower, whether by reason of the liquidation, dissolution or other winding-up of Borrower, or by reason of any execution sale, receivership, insolvency, or bankruptcy proceeding, assignment for the benefit of creditors, proceedings for reorganization, or readjustment of Borrower or Borrower's properties, then and in such event, (A) the Superior Indebtedness shall be paid in full before any payment is made upon the Subordinated Indebtedness, and (B) all payments and distributions, of any kind or character and whether in cash, property, or securities, which shall be payable or deliverable upon or in respect of the Subordinated Indebtedness shall be paid or delivered directly to Lender for application in payment of the amounts then due on the Superior Indebtedness until the Superior Indebtedness shall have been paid in full.

In order that Lender may establish its right to prove claims and recover for its own account dividends based on the Subordinated Indebtedness, Creditor does hereby assign all its right, title, and interest in such claims to Lender. Creditor further agrees to supply such information and evidence, provide access to and copies of such of Creditor's records as may pertain to the Subordinated Indebtedness, and execute such instruments as may be required by Lender to enable Lender to enforce all such claims and collect all dividends, payments, or other disbursements which may be made on account of the Subordinated Indebtedness. For such purposes, Creditor hereby irrevocably authorizes Lender in its discretion to make and present for or on behalf of Creditor such proofs of claims on account of the Subordinated Indebtedness as Lender may deem expedient and proper and to vote such claims in any such proceeding and to receive and collect any and all dividends, payments, or other disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of the Superior Indebtedness.

Should any payment, distribution, security, or proceeds thereof be received by Creditor at any time on the Subordinated Indebtedness contrary to the terms of this Agreement, Creditor immediately will deliver the same to Lender in precisely the form received (except for the endorsement or assignment of Creditor if necessary), for application on or to secure the Superior Indebtedness, whether it is due or not due, and until so delivered the same shall be held in trust by Creditor as property of Lender. In the event Creditor fails to make any such endorsement or assignment, Lender, or any of its officers on behalf of Lender, is hereby irrevocably authorized by Creditor to make the same.

CREDITOR'S NOTES. Creditor agrees to deliver to Lender, at Lender's request, all notes of Borrower to Creditor, or other evidence of the Subordinated Indebtedness, now held or hereafter acquired by Creditor, while this Agreement remains in effect. At Lender's request, Borrower also will execute and deliver to Creditor a promissory note evidencing any book account or claim now or hereafter owed by Borrower to Creditor, which note also shall be delivered by Creditor to Lender. Creditor agrees not to sell, assign, pledge or otherwise transfer any of such notes except subject to all the terms and conditions of this Agreement.

CREDITOR'S REPRESENTATIONS AND WARRANTIES. Creditor represents and warrants to Lender that: (A) no representations or agreements of any kind have been made to Creditor which would limit or qualify in any way the terms of this Agreement; (B) this Agreement is executed at Borrower's request and not at the request of Lender; (C) Lender has made no representation to Creditor as to the creditworthiness of Borrower; and (D) Creditor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Creditor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Creditor's risks under this Agreement, and Creditor further agrees that Lender shall have no obligation to disclose to Creditor information or material acquired by Lender in the course of its relationship with Borrower.

CREDITOR'S WAIVERS. Creditor waives any right to require Lender: (A) to make, extend, renew, or modify any loan to Borrower or to grant any other financial accommodations to Borrower whatsoever; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Superior Indebtedness or of any nonpayment related to any Security Interests, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Superior Indebtedness, or in connection with the creation of new or additional Superior Indebtedness; (C) to resort for payment or to proceed directly or at once against any person, including Borrower; (D) to proceed directly against or exhaust any Security Interests held by Lender from Borrower, any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, at any time, with respect to any matter whatsoever.

LENDER'S RIGHTS. Lender may take or omit any and all actions with respect to the Superior Indebtedness or any Security Interests for the Superior

indebtedness without affecting whatsoever any of Lender's rights under this Agreement. In particular, without limitation, Lender may, without notice of any kind to Creditor, (A) make one or more additional secured or unsecured loans to Borrower; (B) repeatedly alter, compromise, renew, extend, accelerate, or otherwise change the time for payment or other terms of the Superior Indebtedness or any part thereof, including increases and decreases of the rate of interest on the Superior Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) take and hold Security Interests for the payment of the Superior Indebtedness, and exchange, enforce, waive, and release any such Security Interests, with or without the substitution of new collateral; (D) release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or guarantors on any terms or manner Lender chooses; (E) determine how, when and what application of payments and credits, shall be made on the Superior Indebtedness; (F) apply such security and direct the order or manner of sale thereof, as Lender in its discretion may determine; and (G) assign this Agreement in whole or in part.

DEFAULT BY BORROWER. If Borrower becomes insolvent or bankrupt, this Agreement shall remain in full force and effect. Any default by Borrower under the terms of the Subordinated Indebtedness also shall constitute an event of default under the terms of the Superior Indebtedness in favor of Lender.

DURATION AND TERMINATION. This Agreement will take effect when received by Lender, without the necessity of any acceptance by Lender, in writing or otherwise, and will remain in full force and effect until Creditor shall notify Lender in writing at the address shown above to the contrary. Any such notice shall not affect the Superior Indebtedness owed Lender by Borrower at the time of such notice, nor shall such notice affect Superior Indebtedness thereafter granted in compliance with a commitment made by Lender to Borrower prior to receipt of such notice, nor shall such notice affect any renewals of or substitutions for any of the foregoing. Such notice shall affect only indebtedness of Borrower to Lender arising after receipt of such notice and not arising from financial assistance granted by Lender to Borrower in compliance with Lender's obligations under a commitment. Any notes lodged with Lender pursuant to the section titled "Creditor's Notes" above need not be returned until this Agreement has no further force or effect.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Creditor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Creditor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Creditor also shall pay all court costs and such additional fees as may be directed by the court.

Authority. The person who signs this Agreement as or on behalf of Creditor represents and warrants that he or she has authority to execute this Agreement and to subordinate the Subordinated Indebtedness and the Creditor's security interests in Creditor's property, if any.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Indiana without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Indiana.

Interpretation. In all cases where there is more than one Creditor, then all words used in this Agreement in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Creditor named in this Agreement or when this Agreement is executed by more than one , the words "Creditor" shall mean all and any one or more of them. Reference to the phrase "Creditor" includes the heirs, successors, assigns, and transferees of each of them.

Successors and Assigns. This Agreement shall be understood to be for the benefit of Lender and for such other person or persons as may from time to time become or be the holder or owner of any of the Indebtedness or any interest therein, and this Agreement shall be transferable to the same extent and with the same force and effect as any such Indebtedness may be transferable.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Creditor, shall constitute a waiver of any of Lender's rights or of any of Creditor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word "Agreement" means this Subordination Agreement, as this Subordination Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Subordination Agreement from time to time.

Borrower. The word "Borrower" means Omnicity, Incorporated and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Creditor. The word "Creditor" means Barbara Harris.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means STAR Financial Bank, its successors and assigns.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

Subordinated Indebtedness. The words "Subordinated Indebtedness" mean the indebtedness described in the section of this Agreement titled "Subordinated Indebtedness".

Superior Indebtedness. The words "Superior Indebtedness" mean the indebtedness described in the section of this Agreement titled "Superior Indebtedness".

BORROWER AND CREDITOR EACH ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS SUBORDINATION AGREEMENT, AND BORROWER AND CREDITOR EACH AGREE TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 23, 2006.

BORROWER:

OMNICITY, INCORPORATED

By: Michael Earley CEO

Michael Earley, CEO of Omnicity, Incorporated

CREDITOR:

Harris Family Limited Partnership FLP

X ______________________________

Robert Harris, Managing Partner

Exhibit B

INDIANA FINANCE AUTHORITY

RESOLUTION NO G9-2006

APPROVING LOAN GUARANTY FOR OMNICITY, INC

WHEREAS, Omnicity, Inc (the "Borrower") and Star Financial Bank headquartered in Fort Wayne Indiana (the "Lender") have submitted certain information, documents and materials to the Indiana Finance Authority (the "Authority") and requested that the Authority guarantee, as permitted under IC 4-4-11-16, a certain payment obligation of the Borrower to the Lender under a proposed loan from the Lender to the Borrower in the amount of Two Hundred and Four Thousand Dollars and No Cents ($204,000) (the "Loan"), to be secured by certain business assets (the "Collateral") of the Borrower,

WHEREAS, the Authority has relied upon such documents and materials for purposes of its determinations and approvals and

WHEREAS, as permitted under IC 4-4-11-16(d), the Authority is authorized to fix guarantee premiums for the guarantee of any loan or lease outstanding at the beginning of each year or at the time the guarantee is entered into, and the Authority is authorized to fix loan application, placement, origination, commitment, administrative, processing, or other fees or charges

NOW, THEREFORE, BE IT

RESOLVED, that the Authority hereby finds that the Authority's guarantee of the Loan will benefit an industrial development project, that the Authority's guarantee of the Loan will tend to accomplish the purposes of IC 4-4-11, including the creation or retention of employment in Indiana, and that the Borrower either cannot obtain the Loan or cannot obtain the Loan on reasonable terms without the Authority's guarantee thereof

FURTHER RESOLVED, that the Lender is hereby approved by the Authority as responsible and able to service the Loan properly and that the proposed payment and other terms and provisions of the Loan are satisfactory to the Authority

FURTHER RESOLVED, that the Authority hereby approves a deficiency guaranty (the "Deficiency Guaranty") of Seventy-Five Percent (75%) of the unpaid principal balance of the Loan, which guaranty shall not exceed the Authority's maximum liability of One Hundred Fifty-Three Thousand Dollars and No Cents ($153,000), that the Authority approves the Deficiency Guaranty loan agreement (the "Loan Agreement") substantially in the form currently used by the Authority, which Loan Agreement may include certain other conditions to be specified by the Authority, in addition to the terms

and conditions contained in the Lender's commitment letter pursuant to which the Loan Agreement will be issued, and the following conditions

(1) The Lender will take a first security interest in equipment being purchased by the Borrower,
(2) The Loan will be further secured by a subordinated lien position on all business assets of the Borrower,
(3) The duration of the Authority's liability under the Deficiency Guaranty shall be no more than two (2) years the Lender may request an extension however if the Loan is paid-in-full earlier than two (2) years the Authority's liability shall terminate on such date,
(4) The Borrower will agree to a prohibition of any additional liens or further encumbrances on the Collateral without the express consent of the Lender and the Authority,
(5) The Authority's liability cannot exceed 75% of the outstanding principal balance of the Loan or 75% of the fair market value of the Collateral whichever is less,
(6) All current or future debt or loans of the Borrower owed are to be subordinate to the Lender's interest in such current or future debt or loans of the Borrower, and
(7) Convert the Harris Trust Term Note into equity

FURTHER RESOLVED, that the Authority will assess the Borrower and the Borrower is responsible for remitting to the Authority a guarantee fee as deemed reasonable by the Public Finance Director of the State in consultation with the Chairman of the Authority and in accordance with IC 4-4-11-16

FURTHER RESOLVED, that any two (2) of following the Chairman or the Vice Chairman of the Authority, or the Public Finance Director of the State of Indiana are hereby authorized to execute and deliver the Loan Agreement on behalf of the Authority substantially in the form currently used by the Authority, with changes as those officers shall approve, the approval to be conclusively evidenced by their execution of the Loan Agreement, and that the such officials are hereby authorized to execute any additional documents and instruments and to take any further actions they deem necessary or desirable in connection with the foregoing matters and the consummation of the transactions contemplated by the Agreement

FURTHER RESOLVED, that no member, officer, employees or agent of the Authority, or any other person executing the Loan Agreement or other documents or instruments authorized by this Resolution, shall be subject to personal liability or accountability by reason of any act authorized by IC 4-4-11 or this Resolution, including without limitation, the issuance or failure to execute the Loan Agreement

APPROVED by the members of the Indiana Finance Authority on this 6th day of February, 2006

Charles E. Schalliol, Chairman

ATTEST

Ryan C. Kitchell, Public Finance Director of the State of Indiana

000000000016778184096011172006

CHANGE IN TERMS AGREEMENT

Borrower: Omnicity, Incorporated
201 W 103rd Street, Suite 200
Indianapois, IN 46290

Lender: STAR Financial Bank
735 Main Street
PO Box 151600
Anderson, IN 46015-1600

Principal Amount: $204,000.00 **Initial Rate 8.60%** **Date of Agreement: November 17, 2006**

DESCRIPTION OF CHANGE IN TERMS. This loan is referenced under STAR Loan number 16778184 and dated February 23, 2006. The current balance on this loan as of the date of this agreement is $193, 169.52.

PAYMENT. Borrower will pay the balance of this loan in accordance with the following payment schedule: 12 monthly consecutive interest payments, beginning July 25, 2006, with interest calculated on the unpaid principal balances at an interest rate of 8.600% per annum; 55 monthly consecutive principal and interest payments of $4,212.23 each, beginning July 25, 2007, with interest calculated on the unpaid principal balances at an interest rate of 8.600% per annum; and one principal and interest payment of $4,212.39 on February 25, 2012, with interest calculated on the unpaid principal balances at an interest rate of 8.600% per annum. This estimated final payment is based on the assumption that all payments will be made exactly as scheduled; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts on this loan.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

OMNICITY, INCORPORATED CEO

By: ______________________________
Michael Earley, CEO of Omnicity, Incorporated

000000000016778184023502232006

COMMERCIAL SECURITY AGREEMENT

Grantor: Omnicity, Incorporated
201 W 103rd Street, Suite 200
Indianapolis, IN 46290

Lender: STAR Financial Bank
735 Main St
PO Box 151600
Anderson, IN 46015-1600

THIS COMMERCIAL SECURITY AGREEMENT dated February 23, 2006, is made and executed between Omnicity, Incorporated ("Grantor") and STAR Financial Bank ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this Agreement:

All Inventory, Chattel Paper, Accounts,Equipment, General Intangibles and Equipment being purchased

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

(A) All accessions, attachments, accessories, replacements of and additions to any of the collateral described herein, whether added now or later.

(B) All products and produce of any of the property described in this Collateral section.

(C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

(D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

(E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

CROSS-COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated, whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise unenforceable.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender.

Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2) change in Grantor's assumed business name(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice.

No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

Removal of the Collateral. Except in the ordinary course of Grantor's business, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral, whether or not such casualty or loss is covered by insurance. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Grantor fails to make any payment when due under the Indebtedness.

Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or

Grantor's or any Grantor's ability to repay the Indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Cure Provisions. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Indiana Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid. Under all circumstances, the Indebtedness will be repaid without relief from any Indiana or other valuation and appraisement laws.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Indiana without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Indiana.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any

other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

Borrower. The word "Borrower" means Omnicity, Incorporated and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word "Grantor" means Omnicity, Incorporated.

Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. Specifically, without limitation, Indebtedness includes all amounts that may be indirectly secured by the Cross-Collateralization provision of this Agreement.

Lender. The word "Lender" means STAR Financial Bank, its successors and assigns.

Note. The word "Note" means the Note executed by Omnicity, Incorporated in the principal amount of $204,000.00 dated February 23, 2006, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 23, 2006.

GRANTOR:

OMNICITY, INCORPORATED

By: Michael Earley CEO

Michael Earley, CEO of Omnicity, Incorporated

LENDER:

STAR FINANCIAL BANK

x ______________________________
Authorized Signer